UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 21, 2006
AKAMAI TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27275	04-3432319

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)
8 Cambridge Center, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (617) 444-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers
     As previously reported on the Current Report on Form 8-K filed on October 20, 2006, Geoffrey A. Moore was appointed as a director of Akamai Technologies, Inc. (the “Company”) on October 18, 2006. On November 21, 2006, on the recommendation of its Nominating and Corporate Governance Committee, the Company’s Board of Directors appointed Mr. Moore to serve on the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2006	AKAMAI TECHNOLOGIES, INC.
	By:	/s/ Melanie Haratunian
Melanie Haratunian, General Counsel